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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                January 19, 1999


                        THE PEP BOYS - MANNY, MOE & JACK
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Pennsylvania              1-3381                     23-0962915
  ----------------         -----------               -------------------
  (State or other          (Commission                 (IRS Employer
  jurisdiction of          File Number)              Identification No.)
   incorporation)

3111 West Allegheny Avenue
Philadelphia, Pennsylvania                             19132
----------------------------------------             ----------
(Address of principal executive offices)             (Zip Code)


                                 (215) 229-9000
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed from last report)


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Item 5.  Other Events.
         -------------

         On January 19, 1999, The Pep Boys - Manny, Moe & Jack, a Pennsylvania corporation (the "Company"), announced that it has obtained commitments for up to $67 million aggregate principal amount of its Senior Notes to finance the Company's self tender offer, which is scheduled expire, unless extended, at 12:00 Midnight, New York City time, on Monday, January 25, 1999.

         Reference is made to the press release of the Company, dated January 19, 1999, attached as Exhibit 99.1 hereto and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         (c)      Exhibits.

         99.1     Press Release issued January 19, 1999.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           THE PEP BOYS - MANNY, MOE & JACK


                           By: /s/ Michael J. Holden
                               --------------------------------------
                               Michael J. Holden
                               Executive Vice President
                               and Chief Financial Officer


Date:  January 19, 1999


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                                  EXHIBIT INDEX

Exhibit
Number            Description
------            -----------


99.1              Press Release issued January 19, 1999.